Exhibit 99.1
Five9 Reports First Quarter Revenue Growth of 24%
40% Growth in LTM Enterprise Subscription Revenue
Positive Operating Cash Flow for Fifth Consecutive Quarter
Raises 2017 Guidance for Revenue and Bottom Line

SAN RAMON, CALIF. - May 3, 2017 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud software for the enterprise contact center market, today reported results for the first quarter ended March 31, 2017.
First Quarter 2017 Financial Results

•	Revenue for the first quarter of 2017 increased 24% to a record $47.0 million, compared to $38.0 million for the first quarter of 2016.

•	GAAP gross margin was 57.5% for the first quarter of 2017, compared to 56.3% for the first quarter of 2016.

•	Adjusted gross margin was 61.8% for the first quarter of 2017, compared to 61.4% for the first quarter of 2016.

•
GAAP net loss for the first quarter of 2017 was $(5.3) million, or $(0.10) per share, compared to a GAAP net loss of $(4.9) million, or $(0.10) per share, for the first quarter of 2016. Included in GAAP net loss for the first quarter of 2017 was $(1.8) million in settlement and associated in-quarter legal costs related to successor liability stemming from a claim by a former shareholder of a company we acquired in 2013. Excluding the $(1.8) million in settlement and legal costs, GAAP net loss was $(3.4) million, or $(0.06) per share.

•	Non-GAAP net loss for the first quarter of 2017 was $(0.3) million, or $(0.00) per share, compared to a non-GAAP net loss of $(2.7) million, or $(0.05) per share, for the first quarter of 2016.

•	Adjusted EBITDA for the first quarter of 2017 was $2.6 million, or 5.6% of revenue, compared to $0.5 million, or 1.2% of revenue, for the first quarter of 2016.

•	GAAP operating cash flow for the first quarter of 2017 was $0.2 million, compared to GAAP operating cash flow of $0.1 million for the first quarter of 2016.
“Our first quarter revenue exceeded expectations, growing 24% to a record $47 million. This revenue growth continues to be driven by our Enterprise business, which delivered 40% growth in LTM Enterprise subscription revenue.  I am extremely pleased that we had our second best quarter ever for Enterprise bookings in the first quarter and our sales pipeline reached another all-time high. Furthermore, we continued to deliver leverage in our business model even as we accelerated hiring in a number of areas, most notably in our professional services capacity, in response to the ongoing momentum in our Enterprise bookings. In light of our first quarter results and the strength of our pipeline, we are raising our guidance for 2017.”
- Mike Burkland, President and CEO, Five9
Business Outlook

•	For the full year 2017, Five9 expects to report:

•	Revenue in the range of $190.6 to $193.6 million, up from the prior guidance range of $187.0 to $190.0 million that was previously provided on February 16, 2017.

•
GAAP net loss in the range of $(16.8) to $(19.8) million, or $(0.31) to $(0.37) per share, improved from the prior guidance range of $(17.3) to $(20.3) million, or a loss of $(0.32) to $(0.38) per share, that was previously provided on February 16, 2017. GAAP net loss guidance includes the $(1.8) million in settlement costs and legal fees related to the settlement of the claim discussed above.

•
Non-GAAP net income or loss in the range of $0.5 to $(2.5) million, or $0.01 to $(0.05) per share, improved from the prior guidance range of $(1.5) to $(4.5) million, or a loss of $(0.03) to $(0.08) per share, that was previously provided on February 16, 2017.

•	For the second quarter of 2017, Five9 expects to report:

•	Revenue in the range of $45.3 to $46.3 million.

•	GAAP net loss in the range of $(5.4) to $(6.4) million, or a loss of $(0.10) to $(0.12) per share.

•	Non-GAAP net loss in the range of $(1.3) to $(2.3) million, or a loss of $(0.02) to $(0.04) per share.

Conference Call Details
Five9 will discuss its first quarter 2017 results today, May 3, 2017, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 9112490), please dial: 888-395-3186 or 719-325-2295. An audio replay of the call will be available through May 17, 2017 by dialing 888-203-1112 or 719-457-0820 and entering access code 9112490. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit by adding back the following items to gross profit: depreciation, amortization, and stock-based compensation expenses. We calculate adjusted EBITDA by adding back or removing the following items to net loss: depreciation, amortization, interest expense, income tax expense, stock-based compensation expense, non-recurring litigation settlement costs, and interest and other, which consists primarily of interest income and foreign exchange gains and losses. We calculate non-GAAP operating income (loss) as operating loss excluding stock-based compensation, amortization of acquisition intangibles and non-recurring litigation settlement costs. We calculate non-GAAP net loss as net loss excluding stock-based compensation, amortization of acquisition intangibles, amortization of debt discount and issuance costs, non-recurring litigation settlement costs, and non-cash adjustments on investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, enterprise sales momentum and sales pipeline, and the second quarter 2017 and full year 2017 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iii) our recent rapid growth may not be indicative of our future growth, and if we continue to grow rapidly, we may fail to manage our growth effectively; (iv) failure to adequately expand our direct sales force will impede our growth; (v) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, security breaches, or other issues, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vi) the markets in which we participate are highly competitive, and if we do not compete effectively, our operating results could be harmed; (vii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (viii) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (ix) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (x) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could subject us to, among other things, claims for credits or damages; (xi) we have a history of losses and we may be unable to achieve or sustain profitability; (xii) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xiii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud software for the enterprise contact center market, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, helping organizations transition from legacy premise-based solutions to the cloud. Five9 provides businesses with reliable, secure, compliant, and scalable cloud contact center software designed to create exceptional customer experiences, increase agent productivity, and deliver tangible business results. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$56,452	$58,122
Accounts receivable, net	15,453	13,881
Prepaid expenses and other current assets	5,117	3,008
Total current assets	77,022	75,011
Property and equipment, net	15,830	14,688
Intangible assets, net	1,422	1,539
Goodwill	11,798	11,798
Other assets	2,276	2,203
Total assets	$108,348	$105,239

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,394	$3,366
Accrued and other current liabilities	13,028	9,604
Accrued federal fees	3,018	2,742
Sales tax liability	1,138	1,347
Notes payable	643	742
Capital leases	6,009	6,230
Deferred revenue	10,920	10,047
Total current liabilities	38,150	34,078
Revolving line of credit	32,594	32,594
Sales tax liability — less current portion	1,399	1,476
Notes payable — less current portion	162	318
Capital leases — less current portion	6,468	5,915
Other long-term liabilities	590	530
Total liabilities	79,363	74,911
Stockholders’ equity:
Common stock	54	53
Additional paid-in capital	200,637	196,555
Accumulated deficit	(171,706)	(166,280)
Total stockholders’ equity	28,985	30,328
Total liabilities and stockholders’ equity	$108,348	$105,239

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2017	March 31, 2016

Revenue	$47,014	$38,015
Cost of revenue	19,971	16,610
Gross profit	27,043	21,405
Operating expenses:
Research and development	6,847	5,802
Sales and marketing	15,778	12,706
General and administrative	8,860	6,536
Total operating expenses	31,485	25,044
Loss from operations	(4,442)	(3,639)
Other income (expense), net:
Interest expense	(882)	(1,199)
Interest income and other	118	(45)
Total other income (expense), net	(764)	(1,244)
Loss before income taxes	(5,206)	(4,883)
Provision for income taxes	49	28
Net loss	$(5,255)	$(4,911)
Net loss per share:
Basic and diluted	$(0.10)	$(0.10)
Shares used in computing net loss per share:
Basic and diluted	53,688	51,377

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2017	March 31, 2016
Cash flows from operating activities:
Net loss	$(5,255)	$(4,911)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,095	2,103
Provision for doubtful accounts	24	25
Stock-based compensation	3,129	1,994
Loss on disposal of property and equipment	3	1
Non-cash adjustment on investment	(103)	—
Amortization of debt discount and issuance costs	20	91
Accretion of interest	5	—
Others	(11)	(4)
Changes in operating assets and liabilities:
Accounts receivable	(1,595)	(1,990)
Prepaid expenses and other current assets	(2,129)	(1,715)
Other assets	30	(30)
Accounts payable	(95)	825
Accrued and other current liabilities	3,119	1,935
Accrued federal fees and sales tax liability	(11)	93
Deferred revenue	909	1,659
Other liabilities	24	(24)
Net cash provided by operating activities	159	52
Cash flows from investing activities:
Purchases of property and equipment	(514)	(252)
Net cash used in investing activities	(514)	(252)
Cash flows from financing activities:
Proceeds from exercise of common stock options	793	2,397
Repayments of notes payable	(258)	(1,608)
Payments of capital leases	(1,850)	(1,306)
Net cash used in financing activities	(1,315)	(517)
Net decrease in cash and cash equivalents	(1,670)	(717)
Cash and cash equivalents:
Beginning of period	58,122	58,484
End of period	$56,452	$57,767

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(Unaudited, in thousands, except percentages)

	Three Months Ended
	March 31, 2017	March 31, 2016

GAAP gross profit	$27,043	$21,405
GAAP gross margin	57.5%	56.3%
Non-GAAP adjustments:
Depreciation	1,488	1,592
Intangibles amortization	88	88
Stock-based compensation	434	265
Adjusted gross profit	$29,053	$23,350
Adjusted gross margin	61.8%	61.4%

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2017	March 31, 2016

GAAP net loss	$(5,255)	$(4,911)
Non-GAAP adjustments:
Depreciation and amortization	2,095	2,103
Stock-based compensation	3,129	1,994
Interest expense	882	1,199
Interest income and other	(118)	45
Legal settlement	1,700	—
Legal and indemnification fees related to settlement	135	—
Provision for income taxes	49	28
Adjusted EBITDA	$2,617	$458

FIVE9, INC.

RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP OPERATING INCOME (LOSS)
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2017	March 31, 2016

Loss from operations	$(4,442)	$(3,639)
Non-GAAP adjustments:
Stock-based compensation	3,129	1,994
Intangibles amortization	117	128
Legal settlement	1,700	—
Legal and indemnification fees related to settlement	135	—
Non-GAAP operating income (loss)	$639	$(1,517)

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2017	March 31, 2016

GAAP net loss	$(5,255)	$(4,911)
Non-GAAP adjustments:
Stock-based compensation	3,129	1,994
Intangibles amortization	117	128
Legal settlement	1,700	—
Legal and indemnification fees related to settlement	135	—
Non-cash adjustment on investment	(103)	—
Amortization of debt discount and issuance costs	20	91
Non-GAAP net loss	$(257)	$(2,698)

GAAP net loss per share:
Basic and diluted	$(0.10)	$(0.10)
Non-GAAP net loss per share:
Basic and diluted	$—	$(0.05)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	53,688	51,377

SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2017			March 31, 2016
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$434	$1,488	$88	$265	$1,592	$88
Research and development	637	206	—	435	148	—
Sales and marketing	928	1	29	434	25	28
General and administrative	1,130	283	—	860	210	12
Total	$3,129	$1,978	$117	$1,994	$1,975	$128

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS) – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	June 30, 2017		December 31, 2017
	Low	High	Low	High

GAAP net loss	$(5,404)	$(6,404)	$(16,779)	$(19,779)
Non-GAAP adjustments:
Stock-based compensation	3,968	3,968	15,001	15,001
Intangibles amortization	116	116	465	465
Legal settlement	—	—	1,700	1,700
Legal and indemnification fees related to settlement	—	—	135	135
Non-cash adjustment on investment	—	—	(103)	(103)
Amortization of debt discount and issuance costs	20	20	81	81
Non-GAAP net income (loss)	$(1,300)	$(2,300)	$500	$(2,500)

GAAP net loss per share:
Basic and diluted	$(0.10)	$(0.12)	$(0.31)	$(0.37)

Non-GAAP net income (loss) per share:
Basic	$(0.02)	$(0.04)	$0.01	$(0.05)
Diluted	$(0.02)	$(0.04)	$0.01	$(0.05)

Shares used in computing GAAP and non-GAAP net income (loss) per share:
Basic	53,700	53,700	53,800	53,800
Diluted	53,700	53,700	57,800	53,800

Investor Relations Contact:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

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